UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Corrections Corporation of America
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2013. Meeting Information CORRECTIONS CORPORATION OF AMERICA Meeting Type: Annual Meeting For holders as of: March 18, 2013 Date: May 16, 2013 Time: 10:00 a.m., CDT CCA America’s Leader in Partnership Corrections CORRECTIONS CORPORATION OF AMERICA ATTN: CORPORATE SECRETARY 10 BURTON HILLS BLVD NASHVILLE, TN 37215 Location: Corrections Corporation of America: 10 Burton Hills Boulevard Nashville, Tennessee 37215 You are receiving this communication because you hold shares in the company named above. CORRECTIONS CORPORATION OF AMERICA ATTN: CORPORATE SECRETARY This is not a ballot. You cannot use this notice to vote these 10 BURTON HILLS BLVD. NASHVILLE, TN 37215 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M58252-P35266

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL LETTER TO STOCKHOLDERS ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow [GRAPHICS] (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M58253-P35266

Voting Items

The Board of Directors recommends you vote FOR the election of the following nominees:

1. Election of Directors

Nominees:

1a. John D. Ferguson

1b. Damon T. Hininger

1c. Donna M. Alvarado

1d. William F. Andrews

1e. John D. Correnti

1f. Dennis W. DeConcini

1g. Robert J. Dennis

1h. John R. Horne

1i. C. Michael Jacobi

1j. Anne L. Mariucci

1k. Thurgood Marshall, Jr.

1l. Charles L. Overby

1m. John R. Prann, Jr.

1n. Joseph V. Russell

The Board of Directors recommends you vote FOR the following proposals:

2. Ratification of the appointment by our Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

3. Advisory vote to approve the compensation of Named Executive Officers.

4. Charter amendments and a restatement of the Company's Charter.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

M58254-P35266

M58254-P35266